UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001656088

JPMBB Commercial Mortgage Securities Trust 2015-C33
(Exact name of issuing entity)

Central Index Key Number of registrant:  0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0000835271

JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0000312070

Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001567746

Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

New York	333-190246-18	38-3984612 38-3984613 38-7143658
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

In accordance with Sections 7.01(d) and 7.02 of the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “JPMBB 2015-C33 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC (“Torchlight”), as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor relating to the JPMBB Commercial Mortgage Securities Trust 2015-C33 (the “Trust”), Blackstone Real Estate Special Situations Advisors LLC, (“Blackstone”) removed Torchlight as special servicer under the Pooling and Servicing Agreement and appointed CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), as the replacement special servicer under the Pooling and Servicing Agreement. The removal of Torchlight as special servicer and appointment of CWCAM as replacement special servicer under the Pooling and Servicing Agreement is effective as of December 27, 2019 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement.

Pursuant to Section 7.01(d) of the Pooling and Servicing Agreement, Blackstone, as Directing Certificateholder under the Pooling and Servicing Agreement, has the right, for long as no Control Event has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer.  A copy of the JPMBB 2015-C33 PSA was filed as Exhibit 4.1 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on November 30, 2015.

The Special Servicer – CWCAM

            CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), has been appointed as the replacement special servicer, and in such capacity, CWCAM will be responsible for the servicing and administration of the Mortgage Loan and any related REO Property and the Companion Loans pursuant to the JPMBB 2015-C33 PSA.  CWCAM maintains a servicing office at 7501 Wisconsin Avenue, Suite 500 West, Bethesda, Maryland 20814.

            CWCAM and its affiliates are involved in the management, investment management and disposition of commercial real estate assets, which may include:

•           special servicing of commercial and multifamily real estate loans;

•           commercial real estate property management and risk management and insurance services;

•           commercial mortgage and commercial real estate brokerage services;

•           commercial mortgage note and commercial real estate sale and disposition services; and

•           investing in, managing, surveilling and acting as special servicer for commercial real estate assets including investment grade, non-investment grade and unrated securities    issued pursuant to CRE, CMBS and CDO transactions.

            CWCAM was organized in June 2005.  CWCAM is a wholly-owned subsidiary of CW Financial Services LLC.  CWCAM and its affiliates own, manage and sell assets similar in type to the assets of the issuing entity.  Accordingly, the assets of CWCAM and its affiliates may, depending on the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties for tenants, purchasers, financing and so forth.  On September 1, 2010, affiliates of certain Fortress Investment Group LLC managed funds purchased all of the membership interest of CW Financial Services LLC, the sole member of CWCAM.

            As of December 31, 2016, CWCAM acted as special servicer with respect to 137 domestic CMBS pools containing approximately 5,700 loans secured by properties throughout the United States with a then current unpaid principal balance in excess of $79 billion.  As of December 31, 2017, CWCAM acted as special servicer with respect to 133 domestic CMBS pools containing approximately 4,900 loans secured by properties throughout the United States with a then current unpaid principal balance in excess of $74 billion. As of December 31, 2018, CWCAM acted as special servicer with respect to 145 domestic CMBS pools containing approximately 5,010 loans secured by properties throughout the United States with a then current unpaid principal balance in excess of $91 billion.  As of September 30, 2019, CWCAM acted as special servicer with respect to 167 domestic CMBS pools containing approximately 6,083 loans secured by properties throughout the United States with a then current unpaid principle balance in excess of $107 billion.

            Those loans include commercial mortgage loans secured by the same types of income producing properties as those securing the underlying mortgage loans.

            CWCAM has one primary office (Bethesda, Maryland) and provides special servicing activities for investments in various markets throughout the United States.  As of September 30, 2019, CWCAM had 49 employees responsible for the special servicing of commercial real estate assets.  As of September 30, 2019, within the CMBS pools described in the preceding paragraph, 85 assets were actually in special servicing.  The assets owned, serviced or managed by CWCAM and its affiliates may, depending on the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth.  CWCAM does not service or manage any assets other than commercial and multifamily real estate assets.

            CWCAM has policies and procedures in place that govern its special servicing activities.  These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act, including managing delinquent loans and loans subject to the bankruptcy of the borrower.  Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.  CWCAM reviews, updates and/or creates its policies and procedures throughout the year as needed to reflect any changing business practices, regulatory demands or general business practice refinements and incorporates such changes into its manual.  Refinements within the prior three years include but are not limited to the improvement of controls and procedures implemented for property cash flow, wiring instructions and the expansion of unannounced property and employee audits.

            CWCAM occasionally engages consultants to perform property inspections and to provide close surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.  CWCAM has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by CWCAM in securitization transactions.

            CWCAM will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans.  On occasion, CWCAM may have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise.  To the extent that CWCAM has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.

            From time to time, CWCAM is a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business.  Other than as set forth in the following paragraphs, there are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against CWCAM or of which any of its property is the subject, that are material to the certificateholders.

            On December 17, 2015, U.S. Bank National Association, the trustee under five pooling and servicing agreements for (i) Wachovia Bank Commercial Mortgage Trust 2007-C30, (ii) COBALT CMBS Commercial Trust 2007-C2, (iii) Wachovia Bank Commercial Mortgage Trust 2007-C31, (iv) ML-CFC Commercial Mortgage Trust 2007-5 and (v) ML-CFC Commercial Mortgage Trust 2007-6 commenced a proceeding with the Second Judicial District Court of Ramsey County, Minnesota (the “State Court”) for a declaratory judgment as to the proper allocation of certain proceeds in the alleged amount of $560 million (“Disputed Proceeds”) received by CWCAM in connection with the sale of the Peter Cooper Village and Stuyvesant Town property in New York, New York securing loans held by those trusts.  CWCAM was the special servicer of such property.  The petition requests the State Court to instruct the trustee, the trust beneficiaries, and any other interested parties as to the amount of the Disputed Proceeds, if any, that constitute penalty interest and/or the amount of the Disputed Proceeds, if any, that constitute gain-on-sale proceeds, with respect to each trust.  On February 24, 2016, CWCAM made a limited appearance with the State Court to file a motion to dismiss this proceeding based on lack of jurisdiction, mootness, standing and forum non conveniens.  On July 19, 2016, the State Court denied CWCAM’s motion to dismiss.  On July 22, 2016, the action was removed to federal court in Minnesota (“Federal Court”).  On October 21, 2016, the Federal Court held a hearing on the motion to transfer the action to the United States District Court for the Southern District of New York (“SDNY Court”), a motion to remand to state court and a motion to hear CWCAM’s request for reconsideration of the motion to dismiss.  On March 14, 2017, the Federal Court reserved the determination on the motion to hear CWCAM’s request for reconsideration of the motion to dismiss, denied the motion to remand the matter to state court and granted the motion to transfer the proceeding to the SDNY Court.  Cross motions for judgment on the pleadings were filed but the SDNY Court was unable to decide the case based on the pleadings and the SDNY Court ordered discovery.  All fact discovery was completed in December, 2018 and expert discovery was completed on March 15, 2019.  The parties to the proceeding are engaging in dispositive motion practice.  There can be no assurances as to possible impact on CWCAM of these rulings and the transfer to the SDNY Court.    However, CWCAM believes that it has performed its obligations under the related pooling and servicing agreements in good faith, and that the Disputed Proceeds were properly allocated to CWCAM as penalty interest, and it intends to vigorously contest any claim that such Disputed Proceeds were improperly allocated as penalty interest.

            On December 1, 2017, a complaint against CWCAM and others was filed in the United States District Court for the Southern District of New York styled as CWCapital Cobalt Vr Ltd. v. CWCapital Investments LLC, et al., No. 17-cv-9463 (the “Original Complaint”). The gravamen of the Original  Complaint alleged breaches of a contract and fiduciary duties by CWCAM’s affiliate, CWCapital Investments LLC in its capacity as collateral manager for the collateralized debt obligation transaction involving CWCapital Cobalt Vr, Ltd. In total, there are 14 counts pled in the Original Complaint. Of those 14, 5 claims were asserted against CWCAM for aiding and abetting breach of fiduciary duty, conversion and unjust enrichment. On May 23, 2018, the Original Complaint was dismissed for lack of subject matter jurisdiction.   On June 28, 2018, CWCapital Cobalt Vr Ltd. filed a substantially similar complaint in the Supreme Court of the State of New York, County of New York styled as CWCapital Cobalt Vr Ltd. v. CWCapital Investments LLC, et al., Index No. 653277/2018 (the “New Complaint”).  The gravamen of the New Complaint is the same as the previous complaint filed in the United State District Court for the Southern District of New York.  In total there are 16 counts pled in the New Complaint. Of those 16 counts, 5 claims were asserted against CWCAM for aiding and abetting breach of fiduciary duty, conversion and unjust enrichment, 1 count seeks a declaratory judgement that the plaintiff has the right to enforce the contracts in question and 1 count seeks an injunction requiring the defendants to recognize the plaintiff as the directing holder for the trusts in question. On January 11, 2019, the plaintiff dismissed with prejudice the declaratory judgment and injunction counts.  The New Complaint and related summons was not served on the defendants until July 13, 2018 and July 16, 2018.  The plaintiff’s motion for a preliminary injunction was denied by the court on July 31, 2018.  On August 3, 2018, the defendants, including CWCAM, filed a motion to dismiss the New Complaint in its entirety. On August 20, 2019, the court entered an order granting defendants’ motion almost in its entirety, dismissing 11 of the 16 counts and partially dismissing 2 additional counts.  Of the remaining counts, 2 are asserted against CWCAM for aiding and abetting breach of fiduciary duty and unjust enrichment. On September 19, 2019, CWCapital Cobalt Vr Ltd. filed a notice of appeal relating to the August 20, 2019 dismissal order and on September 26, 2019, filed an amended complaint against CWCI and CWCAM attempting to address deficiencies relating to certain of the claims dismissed by the August 20, 2019 order.  CWCI and CWCAM filed its Motion to Dismiss the amended complaint on October 28, 2019.  CWCAM believes that it has performed its obligations under the related pooling and servicing agreements in good faith and the remaining allegations in the New Complaint are without merit.  CWCAM intends to vigorously contest each of the remaining claims.

            CWCAM is responsible for assessing compliance with applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. CWCAM’s assessment of compliance with the Applicable Servicing Criteria, as of December 31, 2018, identified a material instance of noncompliance relating to the servicing criterion set forth in 1122(d)(2)(vii) which requires that:

“Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.”

            With respect to compliance with 1122(d)(2)(vii)(B), certain bank reconciliations were not prepared within 30 calendar days after the bank statement cut-off date.  CWCAM has implemented corrective procedures, including adding additional personnel reviews and follow up procedures, to provide further support to its reconciliation processes.

            CWCAM may enter into one or more arrangements with any Directing Certificateholder, any Controlling Class Certificateholder, any person with the right to appoint or remove and replace CWCAM as the special servicer, or any other person (or an affiliate or a third-party representative of one or more of the preceding) to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, the appointment (or continuance) of CWCAM as special servicer under the JPMBB 2015-C33 PSA and limitations on the right of such person to replace CWCAM as the special servicer.

            CWCAM, nor to CWCAM’s knowledge any affiliate of CWCAM, has any interest retained in the transaction.

            No securitization transaction involving commercial or multifamily mortgage loans in which CWCAM was acting as special servicer has experienced an event of default as a result of any action or inaction performed by CWCAM as special servicer.

A description of additional material terms of the Pooling and Servicing Agreement regarding the role of the special servicer, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Pooling and Servicing Agreement dated as of November 1, 2015 and filed with the Securities and Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: December 27, 2019
	By:	/s/ Bradley J. Horn
Name: Bradley J. Horn
Title: Executive Director